UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2025

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Tannery Way

Santa Clara, California 95054

(Address of principal executive office, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2025, Palo Alto Networks, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of the Company’s common stock reserved for issuance under the 2021 Plan by 10,000,000 shares.

The foregoing description of the 2021 Plan is qualified in its entirety by reference to the full text of the amended and restated 2021 Plan, filed as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on December 9, 2025. At the Annual Meeting, the Company’s shareholders voted on the following six proposals and cast their votes as described below.

1.  The following individuals were elected at the Annual Meeting to serve as Class II directors of the Company until the Company’s 2028 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John M. Donovan	376,253,404	100,772,985	2,410,262	99,483,700
James J. Goetz	448,899,907	29,604,761	931,983	99,483,700
Helle Thorning-Schmidt	475,853,088	2,525,395	1,058,168	99,483,700

2.  The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending July 31, 2026.

Votes For	Votes Against	Abstentions
563,913,034	13,982,420	1,024,897

3.  The shareholders cast their votes with respect to an advisory resolution on named executive officer compensation as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
221,211,579	253,792,757	4,432,315	99,483,700

4.  An amendment to the 2021 Plan to increase the number of shares reserved for future issuance under the 2021 Plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
452,562,682	22,624,650	4,249,319	99,483,700

5.  A shareholder proposal regarding a policy addressing the impact of share repurchases on financial performance metrics was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,772,873	458,665,165	5,998,613	99,483,700

6.  A shareholder proposal regarding electing each of our directors annually was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
443,608,224	29,292,421	6,536,006	99,483,700

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amended and Restated 2021 Equity Incentive Plan

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ Bruce Byrd
Bruce Byrd
Executive Vice President
General Counsel and Secretary

Date: December 11, 2025